Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                       July 2, 2000     to     August 1, 2000
Determination Date                    August 9, 2000
Distribution Date                    August 14, 2000

Available Amounts
-----------------

    Scheduled Payments plus Payaheads, net of Excluded Amounts                           8,730,673.19
    Prepayment Amounts                                                                     349,566.15
    Recoveries                                                                             177,335.42
    Investment Earnings on Collection Account and Reserve Fund                              33,354.30
    Late Charges                                                                             9,215.88
    Servicer Advances                                                                            0.00

    Total Available Amounts                                                              9,300,144.94
    -----------------------                                                              ------------

Payments on Distribution Date
-----------------------------
    Trustee Fees (only applicable pursuant to an Event of Default)                               0.00
    Unreimbursed Servicer Advances to the Servicer                                               0.00
    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                         0.00
    Interest due to Class A-1 Notes                                                              0.00
    Interest due to Class A-2 Notes                                                          6,415.86
    Interest due to Class A-3 Notes                                                        620,095.82
    Interest due to Class A-4 Notes                                                        146,800.09
    Interest due to Class B Notes                                                           33,768.78
    Interest due to Class C Notes                                                           35,739.39
    Interest due to Class D Notes                                                           29,539.11
    Class A-1 Principal Payment Amount                                                           0.00
    Class A-2 Principal Payment Amount                                                   1,463,694.81
    Class A-3 Principal Payment Amount                                                   6,125,148.99
    Class A-4 Principal Payment Amount                                                           0.00
    Class B Principal Payment Amount                                                       314,322.16
    Class C Principal Payment Amount                                                       524,619.93
    Class D Principal Payment Amount                                                             0.00
    Additional Principal to Class A-2 Notes                                                      0.00
    Additional Principal to Class A-3 Notes                                                      0.00
    Additional Principal to Class A-4 Notes                                                      0.00
    Additional Principal to Class B Notes                                                        0.00
    Additional Principal to Class C Notes                                                        0.00
    Additional Principal to Class D Notes                                                        0.00
    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                             0.00
    Deposit to the Reserve Fund                                                                  0.00
    Excess to Certificateholder                                                                  0.00

    Total distributions to Noteholders and Certificateholders                            9,300,144.94
    ---------------------------------------------------------                            ------------

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                        0.00

Unreimbursed Servicer Advances
------------------------------
           Unreimbursed Servicer Advances                                                               0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                     0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                   184,812,759.05
  (iii)    Servicing Fee  ( ( (i) / 12 ) x (ii) )                                                       0.00

   (iv)    Servicing Fee accrued but not paid in prior periods                                          0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                         0.00

           Servicing Fee carried forward                                                                0.00

           Monthly Servicing Fee distributed                                                            0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                          0.00
           Class A-1 Interest Rate                                                                  4.94795%
           Number of days in Accrual Period                                                               32
           Current Class A-1 interest due                                                               0.00
           Class A-1 interest accrued but not paid in prior periods                                     0.00
           Total Class A-1 interest due                                                                 0.00
           Class A-1 interest carried forward                                                           0.00

           Class A-1 interest distribution                                                              0.00


Class A-2 Interest Schedule
---------------------------
           Opening Class A-2 principal balance                                                  1,463,694.81
           Class A-2 Interest Rate                                                                     5.26%
           Current Class A-2 interest due                                                           6,415.86
           Class A-2 interest accrued but not paid in prior periods                                     0.00
           Total Class A-2 interest due                                                             6,415.86
           Class A-2 interest carried forward                                                           0.00

           Class A-2 interest distribution                                                          6,415.86

Class A-3 Interest Schedule
---------------------------
           Opening Class A-3 principal balance                                                135,293,633.00
           Class A-3 Interest Rate                                                                     5.50%
           Current Class A-3 interest due                                                         620,095.82
           Class A-3 interest accrued but not paid in prior periods                                     0.00
           Total Class A-3 interest due                                                           620,095.82
           Class A-3 interest carried forward                                                           0.00

           Class A-3 interest distribution                                                        620,095.82

Class A-4 Interest Schedule
---------------------------
           Opening Class A-4 principal balance                                                 31,345,216.00
           Class A-4 interest Rate                                                                      5.62%
           Current Class A-4 interest due                                                         146,800.09
           Class A-4 interest accrued but not paid in prior periods                                     0.00
           Total Class A-4 interest due                                                           146,800.09
           Class A-4 interest carried forward                                                           0.00

           Class A-4 interest distribution                                                        146,800.09

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                    6,962,635.88
           Class B Interest Rate                                                                                        5.82%
           Current Class B interest due                                                                            33,768.78
           Class B interest accrued but not paid in prior periods                                                       0.00
           Total Class B interest due                                                                              33,768.78
           Class B interest carried forward                                                                             0.00

           Class B interest distribution                                                                           33,768.78

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                                    6,638,895.31
           Class C Interest Rate                                                                                        6.46%
           Current Class C interest due                                                                            35,739.39
           Class C interest accrued but not paid in prior periods                                                       0.00
           Total Class C interest due                                                                              35,739.39
           Class C interest carried forward                                                                             0.00

           Class C interest distribution
                                                                                                                   35,739.39

Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                    3,865,532.00
           Class D Interest Rate                                                                                        9.17%
           Current Class D interest due                                                                            29,539.11
           Class D interest accrued but not paid in prior periods                                                       0.00
           Total Class D interest due                                                                              29,539.11
           Class D interest carried forward                                                                             0.00

           Class D interest distribution                                                                           29,539.11

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                              May 15, 2000
   (i)     Opening Class A-1 principal balance                                                                          0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance                        185,569,607.00
   (iii)   ADCB as of last day of the Collection Period                                                       176,469,547.05
   (iv)    Monthly Principal Amount ( (ii) - (iii) )                                                            9,100,059.95
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                               0.00
           Class A-1 Principal Payment Amount distribution                                                              0.00

           Class A-1 Principal Balance after current distribution                                                       0.00

Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                              168,102,543.81
   (ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                  160,513,700.01
           Class A Principal Payment Amount                                                                     7,588,843.80
           Funds available for distribution                                                                     7,588,843.80


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                                  1,463,694.81
           Class A-2 Principal Payment Amount distribution                                                      1,463,694.81

           Class A-2 principal balance after current distribution                                                        -

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                                135,293,633.00
           Class A-3 Principal Payment Amount distribution                                                      6,125,148.99

           Class A-3 principal balance after current distribution                                             129,168,484.01

Class A-4 Principal Schedule
----------------------------
          Opening Class A-4 principal balance                                                                       31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                                   0.00

           Class A-4 principal balance after current distribution                                                   31,345,216.00

Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                                         6,962,635.88
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                          6,648,313.72
           Class B Floor                                                                                            (2,557,689.13)
           Class B Principal Payment Amount due                                                                        314,322.16
           Class B Principal Payment Amount distribution                                                               314,322.16

           Class B principal balance after current distribution                                                      6,648,313.72

Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                                         6,638,895.31
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                          5,318,615.68
           Class C Floor                                                                                             1,104,746.24



           Class C Principal Payment Amount due                                                                      1,320,279.63
           Class C Principal Payment Amount distribution                                                               524,619.93

           Class C principal balance after current distribution                                                      6,114,275.38

Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                                         3,865,532.00
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                          2,659,396.07
           Class D Floor                                                                                             2,573,648.17
           Class D Principal Payment Amount due                                                                      1,206,135.93
           Class D Principal Payment Amount distribution                                                                     0.00

           Class D principal balance after current distribution
                                                                                                                     3,865,532.00
Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                                          No
           Monthly Principal Amount                                                                                  9,100,059.95
           Sum of Principal Payments payable on all classes                                                         10,429,581.52
           Additional Principal  payable                                                                                     0.00
           Additional Principal available, if payable                                                                        0.00

           Class A-2 Additional Principal allocation                                                                         0.00
           Class A-2 principal balance after current distribution                                                               -

           Class A-3 Additional Principal allocation                                                                         0.00
           Class A-3 principal balance after current distribution                                                  129,168,484.01

           Class A-4 Additional Principal allocation                                                                         0.00
           Class A-4 principal balance after current distribution                                                   31,345,216.00

           Class B Additional Principal allocation                                                                           0.00
           Class B principal balance after current distribution                                                      6,648,313.72

           Class C Additional Principal allocation                                                                           0.00
           Class C principal balance after current distribution                                                      6,114,275.38

           Class D Additional Principal allocation                                                                           0.00
           Class D principal balance after current distribution                                                      3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
   (i)     Servicing Fee Percentage                                                                     0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                   184,812,759.05
   (iii)   Servicing Fee due ( ( (i) / 12 ) * (ii) )                                               61,604.25

   (iv)    Servicing Fee accrued but not paid in prior periods                                    959,086.19

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                 1,020,690.44

           Servicing Fee carried forward                                                        1,020,690.44


           Monthly Servicing Fee distributed                                                            0.00


Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                        176,469,547.05

           Required Reserve Amount (ending ADCB * 0.70%)                                        1,235,286.83

           Prior month Reserve Fund balance                                                     1,065,261.71

           Deposit to Reserve Fund - excess funds                                                       0.00

           Interim Reserve Fund Balance                                                         1,065,261.71

           Current period draw on Reserve Fund for Reserve Interest Payments                            0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                           0.00
           Excess to Certificateholder                                                                  0.00
           Ending Reserve Fund balance                                                          1,065,261.71

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period          0.60%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                                                  0.00
           Initial Class A-1 principal balance                                                130,040,761.00

           Note factor                                                                           0.000000000

           Class A-2
           ---------
           Class A-2 principal balance                                                                  0.00
           Initial Class A-2 principal balance                                                 66,680,434.00

           Note factor                                                                           0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                                                        129,168,484.01
           Initial Class A-3 principal balance                                                135,293,633.00

           Note factor                                                                           0.954726997


           Class A-4
           ---------
           Class A-4 principal balance                                                         31,345,216.00
           Initial Class A-4 principal balance                                                 31,345,216.00

           Note factor                                                                           1.000000000


           Class B
           -------
           Class B principal                                                                    6,648,313.72
           balance
           initial Class B principal balance                                                    9,663,831.00

           Note factor                                                                           0.687958401


           Class C
           -------
           Class C principal balance                                                            6,114,275.38
           Initial Class C principal balance                                                    7,731,065.00

           Note factor                                                                           0.790871035


           Class D
           -------
           Class D principal balance                                                            3,865,532.00
           Initial Class D principal balance                                                    3,865,532.00

           Note factor                                                                           1.000000000

Heller Equipment Asset Receivables Trust 1999-1
================================================================================
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

    (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            185,569,607.00
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                                          (756,847.95)
  (iii)    Monthly Principal Amount                                                                                    9,100,059.95
   (iv)    Available Amounts remaining after the payment of interest                                                   8,427,785.89
    (v)    ADCB as of the end of the Collection Period                                                               176,469,547.05
           Cumulative Loss Amount                                                                                              0.00

Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                            1.86%
           Initial ADCB                                                                                              386,553,237.98
           Cumulative Loss Amount for current period                                                                           0.00
           Sum of Outstanding Principal Amount of Class C Notes,
           Class D Notes and Overcollateralization Balance                                                             9,747,579.36
           Class B Floor                                                                                              (2,557,689.13)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                            1.09%
           Initial ADCB                                                                                              386,553,237.98
           Cumulative Loss Amount for current period                                                                           0.00
           Sum of Outstanding Principal Amount of Class D Notes and                                                    3,108,684.05
           Overcollateralization Balance
           Class C Floor                                                                                               1,104,746.24


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                            0.47%
           Initial ADCB                                                                                              386,553,237.98
           Cumulative Loss Amount for current period                                                                           0.00
           Overcollateralization Balance                                                                                (756,847.95)
           Class D Floor                                                                                               2,573,648.17


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No



10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                              386,553,237.98

           Cumulative DCB of Substitute Contracts replacing materially modified
           contracts                                                                                                   5,404,027.98
           Percentage of Substitute Contracts replacing materially modified contracts                                          1.40%

           Percentage of Substitute Contracts replacing modified contracts exceeds                                               No
           10% (Yes/No)


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                                         0.08%
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB
           (Yes/No)                                                                                                              No
           Any Skipped Payments have been deferred later than January 1, 2006                                                    No

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                  184,812,759.05
ADCB as of the last day of the Collection Period                                                                   176,469,547.05

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                          195,400.67
Number of Contracts that became Defaulted Contracts during the period                                                           4
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     1.33%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             306,378.15
Number of Prepaid Contracts as of the last day of the Collection Period                                                         5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                       177,335.42

Cumulative Servicer Advances paid by the Servicer                                                                   14,060,316.30
Cumulative reimbursed Servicer Advances                                                                             14,060,316.30

Delinquencies and Losses                                  Dollars                             Percent
------------------------                                  -------                            --------
       Current                                         165,411,263.97                          93.73%
           31-60 days past due                           5,969,517.12                           3.38%
           61-90 days past due                           3,578,469.25                           2.03%
           Over 90 days past due                         1,510,296.71                           0.86%
                                                      ---------------                       --------
           Total                                       176,469,547.05                         100.00%

           31+ days past due                            11,058,283.08                           6.27%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)       5,446,843.48
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                           1,352,252.24
           Cumulative net losses to date  ( (i)- (ii) )                                    4,094,591.24
           Cumulative net losses as a percentage of the initial ADCB                               1.06%